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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

             0-19952                                     41-1515691
      (Commission File No.)                    (IRS Employer Identification No.)

                             10900 Red Circle Drive,
                           Minnetonka, Minnesota 55343
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

Chronimed and Henry F. Blissenbach, Chronimed's Chairman, Chief Executive Officer and President, entered into an Employment Agreement effective as of July 1, 2003, which was amended pursuant to the terms and conditions of an Amendment and Assumption of Employment Agreement dated August 9, 2004 in connection with the pending merger between Chronimed and MIM Corporation. A copy of Dr. Blissenbach's Employment Agreement effective July 1, 2003 is attached hereto as
Exhibit 99.1, and is incorporated into this Report as if fully set forth herein. A copy of the Amendment and Assumption of Employment Agreement dated August 9, 2004 is attached hereto as Exhibit 99.2, and is incorporated into this Report as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits:

Exhibit No.                Description
-----------                -----------
99.1                       Employment Agreement effective July 1, 2003 between Chronimed Inc. and
                           Henry F. Blissenbach.

99.2                       Amendment and Assumption of Employment Agreement dated August 9, 2004 among Henry F. Blissenbach, Chronimed Inc. and MIM Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHRONIMED INC.

Date:  August 26, 2004
                                              /s/ Henry F. Blissenbach
                                              ----------------------------------
                                              Henry F. Blissenbach
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors



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                                  EXHIBIT INDEX

Index
Number            Description of Exhibit                             Page Number
------            ----------------------                             -----------
99.1              Employment Agreement effective
                  July 1, 2003 between Chronimed Inc.
                  and Henry F. Blissenbach.

99.2              Amendment and Assumption of
                  Employment Agreement dated August 9,
                  2004 among Henry F. Blissenbach,
                  Chronimed Inc. and MIM Corporation.



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